EXHIBIT 99.1
                                                                    ------------




                          Hickory Creek Gathering, L.P.

                                December 31, 2009



                                Table of Contents
                                -----------------



                                                                         Page(s)

Independent Auditors' Report............................................    1

Balance Sheets..........................................................    2

Statements of Income....................................................    3

Statements of Changes in Partners' Capital..............................    4

Statements of Cash Flows................................................    5

Notes to Financial Statements...........................................   6-8

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                                                                    EXHIBIT 99.1
                                                                    ------------


                          Independent Auditors' Report



To the Partners of
  Hickory Creek Gathering, L.P.

We have  audited  the  balance  sheets of Hickory  Creek  Gathering,  L.P.  (the
"Partnership")  as of December 31, 2009 and 2008, and the related  statements of income,  changes in  partners'  capital and cash flows for the years then ended.
These  financial   statements  are  the   responsibility  of  the  Partnership's
management.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hickory Creek Gathering, L.P.
as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.




March 24, 2010


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


                                                                               2
                                                                               -


                          Hickory Creek Gathering, L.P.

                                 Balance Sheets


                                     Assets

                                                                   December 31,
                                                               -------------------
                                                                 2009       2008
                                                               --------   --------
Current assets
   Cash and cash equivalents                                   $ 72,396   $    702
   Certificate of deposit                                        30,249     29,142
   Accounts receivable                                              600      4,257
   Prepaid expenses                                               7,018      2,683
                                                               --------   --------

      Total current assets                                      110,263     36,784
                                                               --------   --------

Pipeline, gas gathering equipment and easements, net of
   accumulated depreciation and amortization of $249,864 and
   $203,447 for 2009 and 2008, respectively                     492,741    462,823
                                                               --------   --------

Total assets                                                   $603,004   $499,607
                                                               --------   --------

                        Liabilities and Partners' Capital

Current liabilities
   Accounts payable and accrued liabilities                    $ 27,321   $  4,270
                                                               --------   --------

Commitments and contingencies                                      --         --

Partner's capital
    General partner                                               4,318      3,715
    Limited partner                                             427,444    367,787
    Non-controlling interest                                    143,921    123,835
                                                               --------   --------


      Total partners' capital                                   575,683    495,337
                                                               --------   --------

Total liabilities and partners' capital                        $603,004   $499,607
                                                               --------   --------


See accompanying notes to financial statements.


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                                                                               3
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                          Hickory Creek Gathering, L.P.

                              Statements of Income



                                                         Year Ended December 31,
                                                           -------------------
                                                             2009       2008
                                                           --------   --------

Pipeline income                                            $566,953   $269,266

Operating expenses
   Pipeline operating costs                                  57,316     44,818
   Selling, general and administrative                       65,011     51,540
                                                           --------   --------

         Total operating expenses                           122,327     96,358
                                                           --------   --------

Operating income                                            444,626    172,908
                                                           --------   --------

Other income
   Interest income                                            1,107      1,063
                                                           --------   --------

         Total other income                                   1,107      1,063
                                                           --------   --------

Net income                                                  445,733    173,971

Net income attributable to non-controlling interest         111,433     43,493
                                                           --------   --------

Net income attributable to Hickory Creek Gathering, L.P.   $334,300   $130,478
                                                           --------   --------


 See accompanying notes to financial statements.

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                                                                                         4
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                               Hickory Creek Gathering, L.P.

                        Statements of Changes in Partners' Capital

                      For the Years Ended December 31, 2009 and 2008



                                                                      Non-
                                          General     Limited      controlling
                                          Partner     Partners      Interest      Total
                                         ---------    ---------    ---------    ---------
Partners' capital at December 31, 2007   $   3,918    $ 387,871    $ 130,597    $ 522,386

Distributions to partners                   (1,508)    (149,257)     (50,255)    (201,020)

Net income                                   1,305      129,173       43,493      173,971
                                         ---------    ---------    ---------    ---------

Partners' capital at December 31, 2008       3,715      367,787      123,835      495,337

Distributions to partners                   (2,740)    (271,300)     (91,347)    (365,387)

Net income                                   3,343      330,957      111,433      445,733
                                         ---------    ---------    ---------    ---------

Partners' capital at December 31, 2009   $   4,318    $ 427,444    $ 143,921    $ 575,683
                                         ---------    ---------    ---------    ---------


 See accompanying notes to financial statements.

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                                                                               5
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                          Hickory Creek Gathering, L.P.

                            Statements of Cash Flows


                                                                Year Ended December 31,
                                                                ----------------------
                                                                  2009         2008
                                                                ---------    ---------
Cash flows from operating activities:
  Net income                                                    $ 445,733    $ 173,971
  Adjustments to reconcile net income to net cash provided by operating activities
     Depreciation                                                  46,417       44,480
     Changes in operating assets and liabilities
        Accounts receivable                                         3,657         (391)
        Prepaid expenses                                           (4,335)       1,141
        Accounts payable and accrued liabilities                   23,051       (4,770)
                                                                ---------    ---------

         Net cash provided by operating activities                514,523      214,431
                                                                ---------    ---------

Cash flows from investing activities:
     Earnings on certificate of deposit                            (1,107)        (804)
     Expenditures for property, plant and equipment               (76,335)     (12,043)
                                                                ---------    ---------

         Net cash used in investing activities                    (77,442)     (12,847)
                                                                ---------    ---------

Cash flows from financing activities:
     Distributions to partners                                   (365,387)    (201,020)
                                                                ---------    ---------

         Net cash used in financing activities                   (365,387)    (201,020)
                                                                ---------    ---------

Net increase in cash and cash equivalents                          71,694          564

Cash and cash equivalents at beginning of year                        702          138
                                                                ---------    ---------

Cash and cash equivalents at end of year                        $  72,396    $     702
                                                                ---------    ---------


 See accompanying notes to financial statements.


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                                                                               6
                                                                               -

                          Hickory Creek Gathering, L.P.

                          Notes to Financial Statements

                                December 31, 2009


Note 1    -    Organization and Description of Business

               Hickory Creek Gathering, L.P. (the "Partnership") owns and operates natural gas gathering pipelines, primarily in Denton County, Texas. The Partnership was formed in September 2003. During 2003, the Partnership began and completed the construction of its package of pipeline assets. These pipeline assets range from 3" to 6" in diameter and provide the Partnership with the capability to gather and transport natural gas under fee-based contracts. The pipeline, gas gathering equipment and easements at December 31, 2009 and 2008, represent 100% of the pipeline assets held by the Partnership and Range. Range's share of net income, relative to their 25% undivided interest in the pipeline assets, is reflected in the balances sheets and income statements as non-controlling interest.

Note 2    -    Significant Accounting Policies

               Revenue recognition
               -------------------

               Transportation revenues are generated under contracts which have a stated fee per unit of throughput volume (Mcf, MMBtu, or Bbl) gathered or transported. Revenue from the gathering of natural gas is recognized at the receipt point.

               Cash and cash equivalents
               -------------------------

               The  Partnership  considers  all highly liquid  investments  with
               original   maturities   of  three  months  or  less  to  be  cash
               equivalents.

               Financial instruments and credit risk
               -------------------------------------

               Financial instruments which potentially subject the Partnership to credit risk include cash and accounts receivable. The Partnership maintains its cash accounts in federally insured domestic institutions. From time to time the balance may exceed insured limits. The terms of these deposits are on demand to minimize risk. The Partnership has not incurred losses related to these deposits. Trade accounts receivable consist of uncollateralized receivables from customers in the natural gas industry, as well as partners of the Partnership.

               Pipeline
               --------

               Pipeline and easement additions are recorded at cost, net of accumulated depreciation and amortization. Depreciation and amortization are recorded using the straight-line method over the estimated useful life of 15 years.

               Expenditures for maintenance and repairs are charged to expense as incurred. When the pipeline is sold or retired, the cost and related accumulated depreciation is removed from the accounts and any gain or loss is reflected in operations.

               Impairment of long-lived assets
               -------------------------------

               In accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), long-lived assets to be held or used by the Partnership are reviewed annually to determine whether any events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

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                                                                               7
                                                                               -

                          Hickory Creek Gathering, L.P.

                          Notes to Financial Statements

                                December 31, 2009


Note 2    -    Significant Accounting Policies (Continued)

               Impairment of long-lived assets (continued)
               -------------------------------------------

               For long-lived assets to be held and used, the Partnership bases its evaluation on impairment indicators such as the nature of the assets, the future economic benefit of the assets, any historical or future profitability measurements and other external market conditions or factors that may be present. If such impairment indicators are present or other factors exist that indicate that the carrying amount of the asset may not be recoverable, the Partnership determines whether impairment has occurred through the use of an undiscounted cash flows analysis of the asset at the lowest level for which identifiable cash flows exist. If impairment has occurred, the Partnership recognizes a loss for the difference between the carrying amount and the fair value of the asset. The fair value of the asset is measured using quoted market prices or, in the absence of quoted market prices, is based on an estimate of discounted cash flows. As of December 31, 2009, management believes all long-lived assets are fully realizable, thus no impairment is required.

               Income taxes
               ------------

               The Partnership does not pay Federal income tax on its taxable income. Instead, the partners are liable for Federal income tax on their respective shares of the Partnership's taxable income reported on their Federal income tax returns.

               The Company is subject to income tax imposed by the State of Texas. The tax is a 1% tax that is levied on taxable margin. Taxable margin is defined as total revenue less deductions for cost of goods sold or compensation and benefits in which the total calculated taxable margin cannot exceed 70% of total revenue. During 2009 and 2008, the Partnership paid no state tax because it did not meet the minimum revenue thresholds.

               Use of estimates
               ----------------

               The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3    -    Related Party Transactions

               The Partnership has a management agreement with its general partner. The agreement operates on a month-to-month basis until terminated by either party. The management fees paid during 2009 and 2008 were $12,000 and $11,769, respectively.

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                                                                               8
                                                                               -

                          Hickory Creek Gathering, L.P.

                          Notes to Financial Statements

                                December 31, 2009


Note 4   -     Major Customers

               During the year ended December 31, 2008, one customer accounted for 100% of the Partnership's revenues. There were no amounts due from this customer at December 31, 2008.

               During the year ended December 31, 2009, two customers accounted for 79% and 21% of the Partnership's revenues, respectively. The larger of these two customers is a related party to Range. There were no amounts due from these customers at December 31, 2009.

Note 5    -    Subsequent Events

               On January 7, 2010, the Partnership and Range completed the sale of their undivided interests in the aforementioned pipeline assets to Gateway Pipeline Company, a wholly-owned subsidiary of Gateway Energy Corporation ("Gateway"), a publicly traded corporation. Gateway acquired the assets for consideration consisting of $3.9 million in cash.

               Management has evaluated subsequent events as of March 24, 2010, and has determined that other than the aforementioned sale of the pipeline assets, there are no subsequent events to disclose.